UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 23, 2023, in connection with its periodic review of the Company’s Code of Business Conduct and Ethics (the “Code”), the Board of Directors of the Company amended the Code to clarify the right of the Company’s employees, agents, consultants and contractors’ right to report possible violations of the law or regulations to self-regulatory authorities or governmental agencies or entities.

The description of the amendments to the Code contained in this report is qualified in its entirety by reference to the full text of the Code filed as Exhibit 14.1 to this Current Report on Form 8-K. The Code, as amended, is available in the Governance section of the Company's website at https://ir.brileyfin.com/governance.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 annual meeting of stockholders (the “Annual Meeting”) of B. Riley Financial, Inc. (the “Company”) was held on May 23, 2023. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting.

1.	Election of Directors:

Nominee for Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
(01) Bryant R. Riley	15,088,265	147,202	6,683	5,335,311
(02) Thomas J. Kelleher	15,102,329	131,954	7,867	5,335,311
(03) Robert L. Antin	14,629,787	602,554	9,810	5,335,310
(04) Tammy Brandt	15,080,478	150,033	11,640	5,335,310
(05) Robert D’Agostino	14,035,790	1,194,636	11,722	5,335,313
(06) Renee E. LaBran	13,743,195	1,484,885	14,072	5,335,309
(07) Randall E. Paulson	13,779,086	1,452,822	10,242	5,335,311
(08) Michael J. Sheldon	15,067,341	163,534	11,274	5,335,312
(09) Mimi K. Walters	13,726,273	1,504,425	11,450	5,335,313

2.	Ratification of the selection of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions
12,491,891	7,236,392	849,178

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
14.1	B. Riley – Code of Business Conduct and Ethics_05232023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 30, 2023	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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